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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) - July 6, 2004



                             TXU Energy Company LLC
             (Exact name of registrant as specified in its charter)


A Delaware Limited
Liability Company                 333-108876                 75-2967817
(State or other jurisdiction    (Commission File          (I.R.S. Employer
 of incorporation)                  Number)              Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including Area Code - (214) 812-4600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On July 6, 2004, TXU Energy Company LLC (TXU Energy), a wholly-owned subsidiary of TXU Corp., announced that it had decided to abandon the partially constructed generating facilities at its Twin Oak location. Based on this decision, TXU Energy intends to redeem certain tax-exempt bonds issued to finance facilities at the Twin Oak location.

      TXU Energy currently intends to redeem, by September 28, 2004, those portions of the Brazos River Authority (BRA) Pollution Control Revenue Refunding Bonds (PCRBs), issued on behalf of TXU Energy or its predecessor, relating to the Twin Oak facility. In accordance with the terms of these securities, the redemptions will be at par and on a prorated basis. The table below describes these bonds.

                                                  Amount          Amount to Be
                             Series            Outstanding*         Redeemed
        ----------------------------------------------------------------------
        BRA PCRB Series 1995B                 $118,355,000        $  4,459,018
        BRA PCRB Series 2001C                 $273,985,000        $ 56,804,402
        BRA PCRB Series 2001D                 $271,390,000        $  3,081,964
        BRA PCRB Series 2002A                 $ 60,650,000        $ 16,020,000
        BRA PCRB Series 2003C                 $ 72,335,000        $ 20,508,889
                                              ------------        ------------
              Total                           $796,715,000        $100,874,273
                                              ============        ============


      TXU Energy expects to record, in the second quarter ended June 30, 2004, a charge of approximately $47 million ($31 million after tax) related to Twin Oak equipment that was included in previously disclosed anticipated inventory write downs.

*The outstanding amount for BRA PCRB Series 1995B is $118,355,000. The press release dated July 6, 2004 inadvertently contained an incorrect outstanding amount.

FORWARD-LOOKING STATEMENTS

      This report contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the Securities and Exchange Commission filings of TXU Energy.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TXU ENERGY COMPANY LLC


                                  By:  /s/ Andrew Cameron
                                     -----------------------------------------

                                     Name:   Andrew Cameron
                                     Title:  Vice President and Controller

Date:    July 9, 2004



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